SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 22, 1998

                               PAN AM CORPORATION


                   9300 N.W. 36TH STREET, MIAMI, FLORIDA 33178

                                  305-873-3000

Incorporation under the laws of the         Commission File Number              I.R.S. Employer Identification Number

         STATE OF FLORIDA                         0-23444                                      65-0450311
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ITEM 5.           OTHER EVENTS

         As previously reported, on March 13, 1998, Pan Am Corporation, a
Florida corporation (the "Corporation"), and all of its subsidiaries that had previously not filed for bankruptcy relief, filed voluntary petitions for relief under Chapter 11, Title II of the United States Bankruptcy Code ("Chapter 11") with the United States Bankruptcy Court for the Southern District of Florida,
Miami Division (the "Bankruptcy Court"). The filing followed the filing of voluntary petitions under Chapter 11 on February 26, 1998 by the two major airline subsidiaries of the Corporation. The Corporation has recently filed its first reports with the Bankruptcy Court.

         The Corporation believes that the total amount of the liquidated, undisputed claims against the Corporation and its subsidiaries exceeds the current fair market value of the consolidated assets of the Corporation and its subsidiaries. Accordingly, the Corporation believes that the existing equity of the Corporation has and will have no value of any nature whatsoever. The
Corporation further believes that any plan of reorganization which is confirmed by the Bankruptcy Court will provide that the Corporation's existing equity will not represent any interest whatsoever in the reorganized debtor. There can be no assurance, however, that the Corporation and its creditors will be able to prepare any plan of reorganization acceptable to those creditors or that any such plan of reorganization will be confirmed by the Bankruptcy Court.

         Additionally, as previously reported, on April 22, 1998, David A.
Banmiller announced his resignation as President and Chief Executive Officer of the Corporation. Robert Mencel will become General Manager and assume all responsibilities for the day-to-day operations of the airline. Mr. Mencel has served as the Director of Operations of the Corporation's subsidiary Pan
American Airways Corp. since July, 1996.

         Except for historical information contained herein, the matters discussed in this document are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements may at times be preceded, followed by or include the words, "may," "believes," "expects," "intends," "estimates," or "anticipates," or the negation thereof or similar expressions. The achievement of the outcomes described in such forward-looking statements is subject to both known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the airline industry generally, and of the Corporation in particular, to be materially different from any outcomes expressed or implied by such forward-looking statements and other risks and factors discussed elsewhere in this report and the documents filed by the Corporation with the Securities and Exchange Commission. These risks and factors include, among other things, the actions and decisions of the Corporation's creditors, the creditors' committee and the Bankruptcy Court, economic, competitive and regulatory conditions, demographic trends, financial market conditions, availability of financings and future business decisions (the
Corporation and its competitors), all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Corporation.
In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           (99)  Press Release April 22, 1998

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PAN AM CORPORATION

                                 By: /S/ JOHN J. OGILBY, JR.
                                     -------------------------------------------
                                     John J. Ogilby, Jr.
                                     General Counsel and
                                     Vice President -- Corporate Development

 Dated: April 27, 1998

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                                 EXHIBIT INDEX

EXHIBIT                             DESCRIPTION

99                  Press Release April 22, 1998